                                                                   Exhibit 10.13

       SCHEDULE TO FORM OF NHP FIRST SERIES LEASE AND SECURITY AGREEMENT
        FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

------------------------- ------------------- ----------------- ----------------- -------------------- ----------------
Facility Location         Date of Agreement   Landlord          Tenant            Property Address     Manager
------------------------- ------------------- ----------------- ----------------- -------------------- ----------------
Akron, OH                 March 31, 1998      MLD Delaware      Elder Care        South Hawkins        Balanced Care
                                              Trust             Operators of      Avenue in Akron,     at Akron, Inc.
                                                                Akron, LLC        Summit County, Ohio
------------------------- ------------------- ----------------- ----------------- -------------------- ----------------
Hilliard, OH              March 27, 1998      Nationwide        Elder Care        Heritage Club        Balanced Care
                                              Health            Operators of      Drive in Hilliard,   at Hilliard,
                                              Properties, Inc.  Hilliard, LLC     Franklin County,     Inc.
                                                                                  Ohio
------------------------- ------------------- ----------------- ----------------- -------------------- ----------------
Lakemont Farms,           March 27, 1998      MLD Delaware      Elder Care        Washington Pike in   Balanced Care
PA                                            Trust             Operators of      South Fayette        at Lakemont
                                                                Lakemont Farms,   Township,            Farms, Inc.
                                                                LLC               Allegheny County,
                                                                                  Pennsylvania
------------------------- ------------------- ----------------- ----------------- -------------------- ----------------
York, PA                  March 27, 1998      MLD Delaware      Elder Care        Knob Hill Road in    Balanced Care
                                              Trust             Operators of      York Township,       at York, Inc.
                                                                York, LLC         York County,
                                                                                  Pennsylvania
------------------------- ------------------- ----------------- ----------------- -------------------- ----------------
Bristol, TN               March 31, 1998      Nationwide        Elder Care        Meadow View Road     Balanced Care
                                              Health            Operators of      in Bristol, 5th      at Bristol,
                                              Properties, Inc.  Bristol, LLC      Civil District of    Inc.
                                                                                  Sullivan County,
                                                                                  Tennessee
------------------------- ------------------- ----------------- ----------------- -------------------- ----------------
Murfreesboro, TN          March 27, 1998      Nationwide        Elder Care        U.S. Highway 231     Balanced Care
                                              Health            Operators of      in Murfreesboro,     at
                                              Properties, Inc.  Murfreesboro,     the 9th Civil        Murfreesboro,
                                                                LLC               District of          Inc.
                                                                                  Rutherford County,
                                                                                  Tennessee
------------------------- ------------------- ----------------- ----------------- -------------------- ----------------





-------------------------- ------------------- ----------------- --------------------- ------------------- ---------------------
Facility Location          Term of Lease       Land Cost         Tradename             Security Deposit    Additional
                                                                                                           Security Deposit
-------------------------- ------------------- ----------------- --------------------- ------------------- ---------------------
Akron, OH                  3/31/1998 -         $240,000.00       Outlook Pointe at     $104,927.50         $52,463.75
                           3/31/2009                             Akron
-------------------------- ------------------- ----------------- --------------------- ------------------- ---------------------
Hilliard, OH               3/27/1998-          $631,272.00       Outlook Pointe at     $114,601.68         $57,300.84
                           3/31/2009                             Heritage Lakes
-------------------------- ------------------- ----------------- --------------------- ------------------- ---------------------
Lakemont Farms,            3/27/1998 -         $632,000.00       Outlook Pointe at     $127,996.68         $63,998.34
PA                         3/31/2009                             Lakemont Farms
-------------------------- ------------------- ----------------- --------------------- ------------------- ---------------------
York, PA                   3/27/1998-          $400,000.00       Outlook Pointe at     $66,230.83          $33,115.42
                           3/31/2009                             York
-------------------------- ------------------- ----------------- --------------------- ------------------- ---------------------
Bristol, TN                3/31/1998-          $400,000.00       Outlook Pointe at     $67,719.18          $33,859.59
                           3/31/2009                             Bristol
-------------------------- ------------------- ----------------- --------------------- ------------------- ---------------------
Murfreesboro, TN           3/27/1998-          $489,130.00       Outlook Pointe at     $66,975.00          $33,487.50
                           3/31/2009                             Murfreesboro
-------------------------- ------------------- ----------------- --------------------- ------------------- ---------------------